ENDORSEMENT OF NOTE RECEIVABLES	12 Months Ended
Jun. 30, 2018
Endorsement Of Note Receivables [Abstract]
Endorsement Of Note Receivables [Text Block]
NOTE 25 -	ENDORSEMENT OF NOTE RECEIVABLES

The Company endorsed bank acceptance bills to its suppliers as a way of settling accounts payable. The total endorsed but not yet due bank acceptance bills amounted to $25,462 and $42,559 as of June 30, 2017 and 2018, respectively. The endorsement of bank acceptance bills qualify as deemed sales of financial assets according to ASC 860,
Transfer and Servicing
(“ASC 860”) because the bank acceptance bills have been isolated from the Company upon transfer, the transferee of the bank acceptance bills have the rights to pledge or exchange, and the Company has no control over the bank acceptance bills upon endorsement. As a result, bank acceptance bills are derecognized at the time of endorsement.